The CAMCO Investors Fund
                                                      1375 Anthony Wayne Dr.
                                                      Wayne PA 19087

                                                      December 31, 2002


Dear Shareholder:

Your fund started 2002 at $9.82 per share. Results show that our net asset value per share remained unchanged. This was a result of a decision to terminate the Fund because of a lack of growth followed by location of an investment adviser that offered to resume operation under a new name and a different set of objectives and strategies. Everything was put onto hold until year-end.

The new Investmnet Adviser, CAMCO has been in operation since 1986 and will use its experience in an attempt to grow the Fund to a sustainable size with reasonable rates of return.

Financial figures for the year ended December 31, 2002 are attached.




Respectfully submitted,




Bernard B. Klawans
President
CAMCO Investment Fund

                        Statement of Assets and Liabilities
                              December 31, 2002


ASSETS:
  Cash and cash equivalents                                         $    53,328
  Interest receivable                                                       110
                                                                     ----------
    TOTAL ASSETS                                                         53,338
                                                                     ----------
LIABILITIES:
  Accrued expenses                                                        3,940
                                                                     ----------
    NET ASSETS                                                       $   49,398
                                                                     ==========
COMPOSITION OF NET ASSETS:
  Common Stock                                                       $        5
  Paid in Capital                                                       380,971
  Net Realized Capital Losses in Investments in 2002                   (251,578)
                                                                    -----------
  Net Assets (Equivalent to $9.82 Per Share Based on
   5,030 Shares Outstanding)   (Note 4)                             $    49,398
                                                                    ===========


                            Statement of Operation
                          Year Ended December 31,2002
Investment Income
  Interest                                                          $    31,776
                                                                    -----------
      Total income                                                       31,776
                                                                    -----------
Expenses
  Investment Advisory Fee (Note 2)                                       13,636
  Printing and mailing expenses                                           5,074
  Non-interested directors fees and expenses                              1,584
  Registration fees                                                       2,510
  Proxy expenses                                                          2,639
  Computer expenses                                                       2,000
  Termination fees of Fund                                                1,938
  Office expenses                                                         1,100
  Taxes                                                                     450
  Miscellaneous expenses                                                    430
                                                                    -----------
    Total expenses                                                       31,897
                                                                    -----------

Net Investment Loss                                                        (121)
                                                                    -----------

Realized and Unrerealized Gain (Loss) From Investments
  Net realized loss on investment securities                           (251,457)
  Net increase in unrealized appreciation on investment securities      215,398
                                                                    -----------

Net Realized and Unrealized Gain (Loss) From Investments            $  ( 36,059)
                                                                    -----------

Net Decrease in Net Assets Resulting From Operations                $  ( 36,180)
                                                                    ===========

    The accompaning notes are an integral part of these financial statements

                               CAMCO INVESTORS FUND
                        Statement of Changes in Net Assets
                      Years Ended December 31, 2002 and 2001

                                                           2002          2001
Increase (Decrease) in Net Assets From Operations
 Investment income - net                               $ (    121)   $  136,406
 Vet realized loss from investment operations            (251,457)            0
 Unrealized appreciation (depreciation) of investments    215,398      (203,079)
                                                       -----------   ----------
  Net decrease in net assets resulting from operations   ( 36,180)      (66,673)

Distributions to shareholders                                -         (136,406)
Share transactions (Note 4)                            (3,183,312)      224,282
                                                       -----------  -----------
  Total increase (decrease) in net assets             $(3,219,492)       21,203

NET ASSETS, BEGINNING OF YEAR                           3,268,890     3,247,687
                                                       -----------  -----------
NET ASSETS, END OF YEAR                               $    49,398   $ 3,268,890
                                                       ===========  ===========



             NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: The CAMCO Investors Fund ("the Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 as aamended.

The following sumarizes significant accounting policies followed by the Fund,

Security Valuations: Securities are valued at the last reported sales price or, in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supe-rvision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions & Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis, Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amor-tized.

Dividends and Distributions to Shareholders: The Fund records all dividend and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differ-ences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year,

Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all ofits taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to invest-ment companies and accordingly, no provision for Federal income taxes is requir-ed in ther financial statements.


Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.


2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, the Valley Forge Management Corp. (the "Manager") has agreed to provide the Fund investment man-agement services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performance of its ser-vices at an annual rate of 1% of the average daily net assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $13,636 was paid through May 31, 2002. The Manager waived the fee for the remainder of the year. The management agreement was terminated on December 4, 2002 when the Fund's new investment adviser, Cornerstone Asset Management Inc, (CAMCO") was approved. See Footnote 6, Significant Event.

The NManager has entered into a contract with FTC Limited, a company wholly owned by Michael B. O'Higgins for use of his methodology to estlabish and maintain the Fund's investment portfolio. The contract gives FTC Limited 50% of all management fees paid by the Fund in the form of a royalty and may be terminated by mutual agreement by both parties.

The Manager provided transfer agency, portfolio pricing, adminstration, accounting, financial reporting, tax accounting and compliance services to the Fund at no charge for the year ended December 31, 2002.

Mr. Bernard B. Klawans is the sole owner, director and officer of the Nanager and he is also President of the Fund. Mr. Klawans received $2,000 from the Fund for computer lease in the year ended December 31, 2002.


3. INVESTMENT TRANSACTIONS

Sales of investment securities (excluding short-term securities) for the year ended December 31, 2002 were $3,079,294. The Fund was invested in a short-term money market instrument at December 31, 2002 with a value of $53,228.


4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2002, there were 100,000,000 shares of $.001 par value capital stock authorized. The total par value and paid-in capital totaled $300,976. Transactions in capital stock were as followes for the years ended:

                                        December 31, 2002    December 31, 2001
                                        Shares     Amount     Shares    Amount
                                        ------------------  ------------------
Shares sold                             20,926  $   203,400   43,682  $ 453,686
Shares issued in dividend reinvestment       0            0   13,504    130,589
Shares redeemed                       (348.601)  (3,386,712) (35,502)  (359,993)
                                       --------------------  ------------------
Net increase (decrease)               (327,675) $(3,183,312) (21,684) $(224,282)
                                       ======== ===========  ======== =========


5 DISTRIBUTIONS TO SHARHOLDERS

There were no distributions to shareholders for the year ended December 31, 2002


6. SIGNIFICANT EVENT

On December 4, 2002, the sole shareholder of the Fund, Bernard B. Klawans approved, among other things, the name change of the Fund from The O'Higgins Fund, Inc. to CAMCO Investors Fund. At the same time a new investment adviser was approved, Cornerstone Asset Management, Inc. ("CAMCO"). Under the terms of the new investment management agreement, CAMCO has agreed to provide the Fund with investment management services for an annual fee of 1% on the value of the net asets. Other services that CAMCO may provide will be at no additional expense to the Fund.

Additionally, a change in the investment objectives of the Fund was approved. The Fund's new investment objective is to seek capital appreciation by investing in a portfolio of equity investments, including common and preferred stocks and convertible issues and debt securities. The Fund continues as a non-diversified fund that may invest a relatively high percentage of its assets in a limited number of securities. Thie new investment strategy is more flexible and will allow a faster response to the ever changing climate of the markets.



                            CAMCO INVESTORS FUND
                            Financial Highlights
         For a Share of Capital Stock Outstanding Throughout the Period

                                                                     Period
                                                                     Jan 30
                                                                (Inception Date)
                                           Year Ended December 31   to Dec 31
                                      2002     2001     2000     1999     1998
PER SHARE DATA:
Net Asset Value, Beginning of Year  $ 9.82   $10.44   $ 8.36   $11.05   $ 9.81
                                    ___________________________________________
Income From Investment Operations:
Net Investment Income                  -       0.40     0.43     0.43     0.32
Net realized & unrealized gains        -      (0.59)    2.08    (2.69)    1.24
                                    ___________________________________________
Total From Investment Operations       -      (0.19)    2.51    (2.26)    1.56

Less Distributions:
From Net Investment Income             -      (0.43)   (0.43)   (0.43)   (0.32)
                                    ___________________________________________
Total Distributions                    -      (0.43)   (0.43)   (0.43)   (0.32)
                                    ___________________________________________

Net Asset Value End of Year         $ 9.82   $ 9.82   $10.44   $ 8.36   $11.05
                                    ===========================================
Total Return                          0.00%  (1.85)%   29.99% (20.49)%   17.34%*

Ratios to Average Net Assets:
Expenses                              1.88%    1.43%    1.60%    1.40%    0.00%
Net Investment Income               (0.72)%    4.14%    4.40%    4.60%    5.80%*

Suplemental Data:
Net assets end of year in thousands $   49   $3,269   $3,248   $2,823   $1,700
Portfolio Turnover Rate (%)           0.00     0.00    18.20     0.00    10.00








    The accompaning notes are an integral part of these financial statements